UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2017

SEARS HOMETOWN AND OUTLET STORES, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35641	80-0808358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Trillium Boulevard, Suite 501 Hoffman Estates, Illinois		60192
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (847) 286-7000
(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On March 10, 2017 Sears Hometown and Outlet Stores, Inc. issued a news release regarding its fiscal 2016 fourth quarter and fiscal 2016 full year earnings. The news release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
99.1 News release dated March 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOMETOWN AND OUTLET STORES, INC.

By:	/s/ RYAN D. ROBINSON
Ryan D. Robinson
Senior Vice President, Chief Administrative Officer, and Chief Financial Officer
Dated: March 9, 2017

EXHIBIT INDEX

Exhibit	Description of Document

*99.1	News release dated March 10, 2017.

* Furnished herewith